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EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Marketing WorldWide, Corporation (the "Company") on Form 10-QSB for the period ending DECEMBER 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Marvin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                   /s/ James Marvin
                                                   -----------------------
                                                   James Marvin
                                                   Chief Financial Officer
                                                   Date: February 19, 2008


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